MASSACHUSETTS INVESTORS TRUST

                    Supplement to the May 1, 2003 Prospectus

This Supplement describes the fund's class J shares, and it supplements certain information in the fund's Prospectus dated May 1, 2003, as amended February 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

Class J shares are available for purchase only by Japanese investors. Class J shares may only be offered or sold outside the United States and this supplement does not constitute an offer of class J shares to any person who resides within the United States.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:


     Average Annual Total Returns (for the periods ended December 31, 2002):


  Returns Before Taxes         1 Year           5 Year           10 Year
  --------------------         ------           ------           -------
      Class J Shares           (24.01)%          (3.80)%            7.56%

The fund commenced investment operations with the offering of class A shares in 1924 and subsequently offered class J shares on February 10, 2000. Performance for class J shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads applicable to these share classes, but has not been adjusted to take into account differences in class specific expenses (such as Rule 12b-1 fees). Compared to performance class J shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance where class J shares have higher operating expenses than class B shares, and lower performance where class J shares have lower operating expenses than class B shares.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Shareholder Fees (fees paid directly from your investment)

                                                                       Class J
  Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price).................              2.00%(1)

  Maximum Deferred Sales Charge (Load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less)..................................               None

    Annual Fund Operating Expenses (expenses that are deducted from fund assets)

        Management Fees..................................              0.33%
        Distribution and Service (12b-1) Fees(2).........              1.00%
        Other Expenses(3)................................              0.24%
                                                                       -----
        Total Annual Fund Operating Expenses(3)..........              1.57%
-----------------------

(1) Class J shares are sold in Japan through financial institutions. The sales charge (load) paid by an investor differs depending upon the financial institutions through which the investment is made, but will not exceed 2%. These sales charges (loads) are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

(2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class J shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and the fund may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" would have been 1.56%.

         Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The "Example of Expenses" table is supplemented as follows:

      Share Class        Year 1       Year 3      Year 5       Year 10
      -----------        ------       ------      ------       -------

      Class J shares      $357         $686       $1,038        $2,030


3.   DESCRIPTION OF SHARE CLASSES

         Nine classes of shares of the fund currently are offered for sale, class A shares, class B shares, class C shares, class 529A shares, class 529B shares, class 529C shares, class I shares, class J shares and class R shares. Class A shares, class B shares, class C shares, class R shares, class 529A shares, class 529B shares and class 529C shares are described in the fund's prospectus and are available for purchase by the general public in the United States. Class I shares are described in a supplement to the fund's prospectus and are available for purchase by certain investors. Class J shares are described below.

         Class J Shares. Class J shares are offered exclusively to Japanese investors through financial institutions in Japan. Class J shares are offered at net asset value plus a maximum initial sales charge as follows:


                                        Sales Charge as Percentage of:
     Amount of Purchase            Offering Price      Net Amount Invested

     All amounts                      2.00%                  2.04%

         Distribution and Service Fees. The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class J shares and the services provided to you by your financial institution. The class J annual distribution and service fees are equal to 1.00% (0.25% service fee and 0.75% distribution fee), and are paid out of the assets of class J shares. These fees are paid to MFD by the fund, and MFD in turn pays a portion of these fees to dealers.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

         How to Purchase Shares. You can establish an account by having your financial institution process your purchase. The minimum initial investment and the minimum subsequent investment amounts differ depending upon the financial institution through which the investment is made. These minimums are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

         How to Exchange Shares. Exchanges of class J shares of the fund for class J shares of other MFS funds is permitted only if the funds are sold in Japan through the same distributor and the distributor permits exchanges. Exchange privileges are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

         How to Redeem Shares. You may withdraw all or any portion of the value of your account on any date the fund is open for business by selling your shares to the fund through a financial institution, who may charge you a fee. If the financial institution receives your order prior to the close of regular trading on the New York Stock Exchange and communicates it to MFS before the close of business on the same day, you will receive the net asset value calculated on that day, reduced by an amount of any income tax required to be withheld.


5.   INVESTOR SERVICES AND PROGRAMS

         The shareholder services, as described in the Prospectus, do not apply to class J shares, except that shareholders will receive confirmation statements and tax information.

6.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Highlights - Class J Shares

                                                                                 2002            2001               20007
                                                                                 ----            ----               -----
Net asset value - beginning of period                                            $16.21          $19.65               $19.97
Income from investment operations5
    Net investment loss                                                          $(0.01)         $(0.03)             $ (0.05)
    Net realized and unrealized gain (loss) on investments and foreign            (3.63)          (3.27)                0.568
                                                                                --------       ---------             --------
currency
Total from investment operations                                                 $(3.64)         $(3.30)              $ 0.51
                                                                                 -------         -------              ------
Less distributions
    From net investment income                                                   $  --           $  --               $ (0.01)
    From net realized gain on investments and foreign currency                      --              --                 (0.81)
transactions
    In excess of net investment income                                              --              --                 (0.00)3
    In excess of net realized gain on investments and foreign
      currency transactions                                                         --            (0.14)               (0.01)
                                                                                 ------         --------            ---------
Total distributions declared to shareholders                                     $  --          $ (0.14)             $ (0.83)
                                                                                 ------         --------             --------
Net asset value, - end of period                                                 $12.57          $16.21               $19.65
                                                                                 ------          ------               ------
Total return (%)4                                                                (22.46)         (16.80)                0.502
Ratios (%) to average net assets and Supplemental data:
Expenses6                                                                          1.57            1.56                 1.521
Net investment loss                                                               (0.05)          (0.18)               (0.26)1
Portfolio turnover                                                                   55              77                    68
Net assets at end of period (000,000 Omitted)                                        $1              $2                     $2

-----------------
1    Annualized.
2    Not annualized.
3    Per share amount was less than $(0.01).
4 Total returns for class J shares do not include the applicable sales charge. If the charge had been included the results would have been lower.
5    Per share data are based on average shares outstanding.
6 Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
7 For the period from the inception of class J shares, February 10, 2000, through December 31, 2000. For the performance calculation purposes the class J inception date was changed from December 31, 1999 to February 10, 2000, to reflect the date of the initial sale of class J shares. As a result, the total return and the beginning net asset value have been restated.
8 The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of trust shares and the amount of per share realized and unrealized gains and losses at such time.

    The date of this Supplement is May 1, 2003, as amended February 1, 2004.